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                                                                 EXHIBIT (23)c


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-49479 and 33-58461 on Form S-8 of our report dated April 26, 1995, appearing in this Annual Report on Form 11-K of the PacifiCorp K Plus Employee Savings Plan for the year ended December 31, 1994.





DELOITTE & TOUCHE LLP

June 22, 1995